Exhibit 10.06

CONFIDENTIAL TREATMENT REQUESTED. CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIRD AMENDMENT TO THE AGREEMENT FOR THE SUPPLY OF SUGARCANE JUICE AND OTHER UTILITIES

That each other are:

I- AMYRIS BRASIL LTDA , a limited liability company, based in the city of Campinas, State of São Paulo, at Rua James Clerk Maxwell, no. 315-Techno Park, ZIP CODE: 13069-380, duly entered in the National Register of Legal Entities of the Ministry of Finance - CNPJ/MF under no. 09,379,224/0001-20, herein represented in accordance with its Bylaws, hereinafter designated simply "AMYRIS"; and, on the other hand,

II- TONON BIOENERGIA S.A.. , a joint-stock company, based in the city of Jaú, State of São Paulo, on Jau-Araraquara Highway, km 129, s/n, Fazenda Santa Cândida-Glebe, Industrial City of Bocaina, duly entered in the National Register of Legal Entities of the Ministry of Finance - CNPJ/MF under no. 07,914,230/0003-77 and State Registration nº 217.066.758.118, hereby presented in terms of their bylaws, by itself and/or its subsidiaries, succeeded by embedding PARAISO BIOENERGY S.A., a company based in Paraiso, municipality of Brotas, State of São Paulo, CEP: 17380-000, previously entered in the National Register of Legal Entities of the Ministry of Finance - CNPJ/MF under no. 46,363,016/0001-60, hereinafter referred to as simply "TONON".

AMYRIS and TONON are jointly referred to as "Parties" and individually "Party".

WHEREAS the Parties signed on March 18, 2011, the Agreement for the Supply of Sugarcane and Other Utilities (hereinafter referred to as the "Agreement"), the purpose of which was to regulate conditions for the provision, by TONON to AMYRIS, of products and utilities necessary for the implementation of the AMYRIS Biofuels, such as, (i) sugarcane juice (the "Juice") corresponding to the processing of certain quantity of sugarcane per year, (ii) water and (iii) water vapor, in the quantities and characteristics agreed upon between the Parties to the Agreement, effective until March 18, 2026;

WHEREAS the Parties signed on May 3, 2013, the First Amendment to the Agreement (hereinafter referred to as the "First Amendment"), by which the Parties agreed to certain terms with respect to the supply of syrup from sugarcane or other compounds with high sugar content (the "Syrup");

WHEREAS the Parties signed on November 7, 2013, the Second Amendment to the Agreement (hereinafter referred to as the "Second Amendment"), which, as a result of TONON BIOENERGIA S.A.  becoming successor-in-interest to PARAISO BIOENERGY S.A., AMYRIS agreed to transfer all rights and obligations concerning the Agreement,

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as well as those from the First Amendment to TONON BIOENERGIA S.A., now designated herein as TONON; and WHEREAS the Parties are mutually interested inagreeing to new specifications and characteristics regarding the Syrup established in the Agreement and the First Amendment, as defined below.

NOW THEREFORE BE IT RESOLVED, that the Parties mutually agree to enter into this Third Amendment to the Agreement (hereinafter referred to as "Third Amendment"), pursuant to the terms and conditions set forth below.

FIRST CLAUSE
OBJECT OF THE AGREEMENT

1.1 By this Third Amendment, after negotiations and mutual agreement, the Parties decide to adjust, expressly, the new specifications and characteristics of the Syrup, as the technical conditions expressly laid down in Annex XI hereto, being that these specifications for the Syrup provided for in Annex XI of this instrument will replace, in full, for all purposes and effects of law, Annex VI of the First Amendment. Therefore, from the signature of this instrument, TONON undertakes to provide Syrup to AMYRIS in new specifications in strict adherence to the rules and procedures laid down in Annex XI of this Third Amendment.

1.2 For the purposes of clause 1.1 above, Annex XI of thisThird Amendment, once executed by the Parties, will be an integral part of the Agreement, First Amendment, Second Amendment and this Third Amendment for all purposes and effects of law.

1.2.1 Is adjusted so that any discrepancy between the stipulations in theAgreement, the First Amendment, the Second Amendment, the Third Amendment thereto and the documents specified in this clause, shall be resolved by mutual understanding of the Parties.

1.3 According to the provisions in clauses above in this Third Amendment, TONON undertakes to guarantee, only and exclusively, the specification of the BRIX (i.e., greater than or equal to 60%) of Syrup, after testing the evaporation system performance by AMYRIS with subsequent acceptance by TONON.

1.3.1 in accordance with clause 1.3 of this Third Amendment, only in the event of non-compliance with the specifications of the BRIX, the Parties ratify the obligations and the incidence of the financial penalties provided for in clause 5.3 of the Agreement and under clause 3.1 of the First Amendment. In this sense, the Parties mutually agree that there shall not be any other financial penalty to be applied in the event of non-compliance to

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the other specifications of the Syrup.  The Parties agree, in conjunction herewith, to adjust all the specifications provided for in Annex XI to this Third Amendment.

1.4 Notwithstanding anything to the contrary herein, by signing this Third Amendment, the Parties assume full knowledge and total agreement on all the terms arranged in such clauses and documents part of this Third Amendment, and the Parties may not claim  lack of knowledge about any such changes caused by this Amendment.

SECOND CLAUSE
RATIFICATION

2.1 The Parties ratify this Act, in all its terms, the remaining terms and conditions laid down in the Agreement, the First Amendment and the Second Amendment have not been changed expressly by this Third Amendment.

2.2 The Parties agree that the terms of this Third Amendment supersede the terms and conditions in any other agreement between the Parties between the date of signing of the Agreement and the date of signing of this Third Amendment.

2.3 The terms of the Agreement as well as this Third Amendment, can only be changed by the mutual agreement, in writing, for an extended term between the Parties.

It being mutually understood and agreed, the Parties signed the present instrument in 02 (two) routes of equal content and form, to the same effect, along with 2 (two) witnesses legally able to also sign.

Campinas, 27 January 2015.

/s/Eduardo Loosli Sileira                                   /s/Giani Ming Valent
AMYRIS BRASIL LTDA.

/s/ Marco Antonio C. Toledo                                                      /s/ Vitor Antonio Picin
TONON BIOENERGIA S.A.

Witnesses:

1) /s/ Antonio Carlos Wiesser	2) /s/ Mayrara Muniz de Freitas
Name: Antonio Carlos Wiesser	Name: Mayrara Muniz de Freitas
RG:	RG:

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ANNEX XI – SPECIFICATIONS OF SYRUP AND WATER

1. Identification
Product:*
Molecular Formula: *
CAS RN:*

2. Description
Cane syrup is a product extracted from the sugarcane, used in the production of sugar and ethanol. It is marketed in the form of sweet brown solution rich in sucrose as carbon source in fermentation processes.

3. Specifications

PR	Parameters	Methodologies	Specification
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*
*	*	*	*

4. Storage
Store in a clean place, avoid sun exposure and moisture.

5. ' Observations
The receive parameter
(I) Essential: the record in a report of analysis; every receipt.
(R) References: reference values.

[*] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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